SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December  21, 1998
                                                --------------------------


                             APAC TELESERVICES, INC.
                   (Exact name of registrant as specified in charter)

     ILLINOIS                       0-26786                 36-2777140
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                    file number)         Identification No.)

One Parkway North Center,  Suite 510, Deerfield, IL                  60015
(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code 847/374-4980

                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.        OTHER EVENTS

               On December 21, 1998, Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (c)    Exhibits

                      Exhibit No.           Description of Document

                      (99.1) Press release dated December 21 1998, issued by the
                             Registrant.

                                   Signatures

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 21, 1998                          APAC TELESERVICES, INC.

                                       By:    /s/ Mark O. Remissong
                                             ---------------------
                                              Mark O. Remissong
                                              Chief Financial Officer